UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2017

Gladstone Land Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5893

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendments to Controlled Equity OfferingSM Sales Agreements

On April 13, 2017, Gladstone Land Corporation, a Maryland corporation (the “Company”), and its operating partnership, Gladstone Land Limited Partnership, a majority-owned, consolidated subsidiary of the Company and a Delaware limited partnership (the “Operating Partnership”), entered into two separate amendments to the Controlled Equity OfferingSM Sales Agreements, each dated August 7, 2015, with Cantor Fitzgerald & Co. and with Ladenburg Thalmann & Co. Inc., respectively (together, the “Sales Agreements”). The amendments update the Sales Agreements to reference the Company’s new shelf registration statement on Form S-3 (File No. 333-217042) declared effective by the Securities and Exchange Commission (the “SEC”) on April 12, 2017 (the “Registration Statement”). All other material terms of the Sales Agreements remained unchanged.

The Company will file a prospectus supplement, dated April 13, 2017, to the base prospectus, dated April 12, 2017, with the SEC in connection with the offer and sale of the Company’s remaining shares of common stock available for issuance pursuant to the Sales Agreements.

The foregoing description of amendments to each Sales Agreement is qualified in its entirety by reference to the copies of the respective amendments attached hereto as Exhibits 1.1 and 1.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits .

Exhibit No.	Description

1.1	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement, dated April 13, 2017, by and among Gladstone Land Corporation, Gladstone Land Limited Partnership, and Cantor Fitzgerald & Co.

1.2	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement, dated April 13, 2017, by and among Gladstone Land Corporation, Gladstone Land Limited Partnership, and Ladenburg Thalmann & Co. Inc.

5.1	Opinion of Venable LLP regarding the legality of shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 13, 2017

Gladstone Land Corporation

By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement, dated April 13, 2017, by and among Gladstone Land Corporation, Gladstone Land Limited Partnership, and Cantor Fitzgerald & Co.

1.2	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement, dated April 13, 2017, by and among Gladstone Land Corporation, Gladstone Land Limited Partnership, and Ladenburg Thalmann & Co. Inc.

5.1	Opinion of Venable LLP regarding the legality of shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1).